Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 13 TO AMENDED AND RESTATED MASTER REPURCHASE

AND SECURITIES CONTRACT

AMENDMENT NO. 13 TO AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of March 12, 2021 (this “Amendment”), between PARLEX 5 FINCO, LLC, a Delaware limited liability company (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 4, 2014 (as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of October 23, 2014, as further amended by that certain Amendment No. 2 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2015, as further amended by that certain Amendment No. 3 to Amended and Restated Master Repurchase and Securities Contract, dated as of April 14, 2015, as further amended by that certain Amendment No. 4 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 11, 2016, as further amended by that certain Amendment No. 5 to Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2016, as further amended by that certain Amendment No. 6 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2017, as further amended by that certain Amendment No. 7 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 31, 2017, as further amended by that certain Amendment No. 8 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2018, as further amended by that certain Amendment No. 9 to Amended and Restated Master Repurchase and Securities Contract, dated as of December 21, 2018, as further amended by that certain Amendment No. 10 to Amended and Restated Master Repurchase and Securities Contract, dated as of November 13, 2019, as further amended by that certain Amendment No. 11 to Amended and Restated Master Repurchase and Securities Contract, dated as of December 23, 2019, as further amended by that certain Amendment No. 12 to Amended and Restated Master Repurchase and Securities Contract, dated as of March 13, 2020, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Seller has requested, and Buyer has agreed, to amend the Repurchase Agreement as set forth in this Amendment and Blackstone Mortgage Trust, Inc. (“Guarantor”) agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a) The defined term “Alternative Rate”, as set forth in Article 2 of the Repurchase Agreement, is hereby deleted in its entirety.

(b) Article 2 of the Repurchase Agreement is hereby amended by inserting the following new definitions in correct alphabetical order:

“Benchmark”: Initially, LIBOR; provided that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to clause (a) of Section 12.01.

“Benchmark Replacement”: The first alternative set forth in the order below that can be determined by Buyer as of the Benchmark Replacement Date:

(1) the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment;

(3) the sum of: (a) the alternate rate of interest that has been selected by Buyer as the replacement (including, without limitation, a temporary replacement determined by Buyer pursuant to Section 12.01(d)) for the then-current Benchmark for the Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

provided that, in the case of clauses (1) and (2) above, such rate, or the underlying rates component thereof, is or are displayed on a screen or other information service that publishes such rate or rates from time to time as selected by Buyer in its reasonable discretion. If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.

“Benchmark Replacement Adjustment”:

(1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by Buyer as of the Benchmark Replacement Date:

(x) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; and

(y) the spread adjustment (which may be a positive or negative value or zero) that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to USD LIBOR for the Corresponding Tenor; and

(2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by Buyer for the Corresponding Tenor;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Buyer in its reasonable discretion.

“Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Pricing Rate,” the definition of “Pricing Period,” timing and frequency of determining rates and making payments of Price Differential, prepayment provisions, and other administrative matters) that Buyer decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Buyer in a manner substantially consistent with market practice (or, if Buyer decides that adoption of any portion of such market practice is not administratively feasible or if Buyer determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as Buyer decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date”: The earliest to occur of the following events with respect to the then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark;

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; or

(3) in the case of an Early Opt-in Election, the fifth (5th) Business Day after the Rate Election Notice is provided to Seller.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event”: The occurrence of one or more of the following events with respect to the then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Compounded SOFR”: The compounded average of daily SOFRs for the Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in advance or compounding in arrears with a lookback and/or suspension period as a mechanism to determine the Price Differential amount payable prior to the end of each Pricing Period) being established by Buyer in accordance with:

(1) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR (either in advance or arrears, as applicable); provided that:

(2) if, and to the extent that, Buyer determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that Buyer determines are substantially consistent with at least five (5) currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities at such time (as a result of amendment or as originally executed) that are publicly available for review;

provided, further, that if Buyer decides that any such rate, methodology or convention determined in accordance with clause (1) or clause (2) is not administratively feasible for Buyer, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.”

“Corresponding Tenor”: With respect to a Benchmark Replacement, an approximately one-month tenor (including overnight) (disregarding Business Day adjustment).

“Early Opt-in Election”: The occurrence of:

(1) a determination by Buyer that at least five (5) currently outstanding U.S. dollar-denominated syndicated or bilateral credit facilities to which Buyer is a party at such time contain (as a result of amendment or as originally executed) as a benchmark interest rate, in lieu of LIBOR, Term SOFR or Compounded SOFR plus (if applicable as a result of a fallback from another benchmark interest rate) a Benchmark Replacement Adjustment, and

(2) the election by Buyer to declare that an Early Opt-in Election has occurred and the provision by Buyer of written notice of such election to Seller (the “Rate Election Notice”).

“Floor”: The greater of (a) zero (0) and (b) such higher amount as may be specified with respect to any Transaction in the related Confirmation (or Amended and Restated Confirmation, as applicable).

“ISDA Definitions”: The 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“Rate Election Notice”: Defined in the definition of “Early Opt-in Election”.

“Reference Time”: With respect to any determination of the Benchmark, (1) if the Benchmark is LIBOR, 11:00 a.m. (London time) on the day that is two London Business Days (as determined in accordance with clause (d) of the definition of “Business Day”) preceding the date of such determination, and (2) if the Benchmark is not LIBOR, the time determined by Buyer in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body”: The Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR”: With respect to any day, the secured overnight financing rate published for such day by the SOFR Administrator on the SOFR Administrator’s Website at approximately 2:30 p.m. on the next succeeding U.S. Governmental Securities Business Day.

“SOFR Administrator”: The Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website”: The website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR”: The forward-looking term rate for the Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement”: The Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(c) The defined terms “Funding Expiration Date”, “LIBOR” and “Pricing Rate”, as set forth in Article 2 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:

“Funding Expiration Date”: March 13, 2022; provided that, in the event that Seller requests an extension of the Funding Expiration Date, such request may be approved or denied by Buyer for any reason or for no reason, as determined in Buyer’s sole and absolute discretion, and it is expressly acknowledged and agreed that Buyer has no obligation to consider or grant any such request.

“LIBOR”: The rate of interest per annum determined by Buyer on the basis of the rate for deposits in Dollars for delivery on the first (1st) day of each Pricing Period, for a one-month period commencing on (and including) the first day of such Pricing Period and ending on (but excluding) the same corresponding date in the following month, as reported on Reuters Screen LIBOR01 Page (or any successor page) at approximately 11:00 a.m., London time, on the Pricing

Rate Determination Date (or if not so reported, then as determined by Buyer from another recognized source or interbank quotation); provided, that in no event shall LIBOR be less than the Floor. Each calculation by Buyer of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

“Pricing Rate”: For any Pricing Period, the Benchmark for such Pricing Period plus the applicable Pricing Margin for such date; provided, that while an Event of Default is continuing, the Pricing Rate shall be the Default Rate.

(d) Section 12.01 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 12.01 Benchmark Replacement; Market Disruption. (a) Notwithstanding anything to the contrary herein or in any other Repurchase Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Repurchase Document in respect of such determination on such date and all determinations on all subsequent dates. If the Benchmark Replacement is determined in connection with a Benchmark Transition Event, such Benchmark Replacement will become effective as of the Reference Time on the applicable Benchmark Replacement Date without any amendment to, or further action or consent of any other party to, this Agreement or any other Repurchase Document. If the Benchmark Replacement is determined in connection with an Early Opt-in Election, such Benchmark Replacement will become effective at 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to Seller without any amendment to this Agreement or any other Repurchase Document or further action or consent of Seller or any other party to this Agreement or any other Repurchase Document.

(b) Benchmark Replacement Conforming Changes. In connection with a Benchmark Replacement, Buyer will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Repurchase Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Seller or any other party to this Agreement or any other Repurchase Document.

(c) Notices; Standards for Decisions and Determinations. Buyer will promptly notify Seller of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the removal or reinstatement of any tenor of Term SOFR pursuant to clause (d) below. Any determination, decision or election that may be made by Buyer pursuant to this Section 12.01, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from Seller or any other party to this Agreement or any other Repurchase Document.

(d) Market Disruption. Notwithstanding the foregoing, if prior to any Pricing Period, Buyer determines that, by reason of circumstances affecting the relevant market (other than a Benchmark Transition Event or an Early Opt-in Election), adequate and reasonable means do not exist for ascertaining the then-current Benchmark for such Pricing Period, Buyer shall give prompt notice thereof to Seller, whereupon the Pricing Rate for such Pricing Period, and for all subsequent Pricing Periods until such notice has been withdrawn by Buyer, shall be the Benchmark Replacement determined by Buyer pursuant to clause (3) of the definition of “Benchmark Replacement”.

In exercising its rights and remedies under this Section 12.01, Buyer shall exercise its rights and remedies in a manner substantially similar to Buyer’s exercise of similar remedies in agreements with similarly situated customers where Buyer has comparable contractual rights.”

(i) Section 12.02 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 12.02 Illegality. If the adoption of or any change in any Requirements of Law or in the interpretation or application thereof after the date hereof shall make it unlawful for Buyer to effect or continue Transactions as contemplated by the Repurchase Documents, (a) any commitment of Buyer hereunder to enter into new Transactions shall be terminated, (b) if required by such adoption or change, the Pricing Rate shall be the Benchmark Replacement determined by Buyer pursuant to clause (3) of the definition of “Benchmark Replacement”, and (c) if required by such adoption or change in any Requirements of Law, the Maturity Date shall be deemed to have occurred. In exercising its rights and remedies under this Section 12.02, Buyer shall exercise its rights and remedies in a manner substantially similar to Buyer’s exercise of similar remedies in agreements with similarly situated customers where Buyer has comparable contractual rights.

(j) Section 12.03 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 12.03 Breakfunding. In the event of (a) the failure by Seller to terminate any Transaction after Seller has given a notice of termination pursuant to Section 3.04, (b) any payment to Buyer on account of the outstanding Repurchase Price, including a payment made pursuant to Section 3.04 but excluding a payment made pursuant to Sections 5.02 or 5.03, on any day other than a Remittance Date (based on the assumption that Buyer funded its commitment with respect to the Transaction in the London Interbank Eurodollar market and using any reasonable attribution or averaging methods that Buyer deems appropriate and practical), (c) any failure by Seller to sell Eligible Assets to Buyer after Seller has notified Buyer of a proposed Transaction and Buyer has agreed to purchase such Eligible Assets in accordance with this Agreement, or (d) any redetermination of the Pricing Rate based on a Benchmark Replacement for any reason on a day that is not the last day of the then-current Pricing Period, Seller shall compensate Buyer for the cost and expense attributable to such event. A certificate of Buyer setting forth any amount or amounts that Buyer is entitled to receive pursuant to this Section 12.03 shall be delivered to Seller and shall be conclusive to the extent calculated in good faith and absent manifest error. Seller shall pay Buyer the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(k) Exhibits B-1 through B-4 to the Repurchase Agreement are hereby replaced in its entirety with the version thereof attached hereto as Exhibit A to this Amendment.

SECTION 2. Amendment Effective Date. This Amendment and its provisions shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date that this Amendment was executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor.

SECTION 3. Representations, Warranties and Covenants. Seller hereby represents and warrants to Buyer, as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions and its undertakings and obligations set forth in the Repurchase Agreement and each other Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of March 13, 2014 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, and (b) that, as of the date hereof Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Amended and Restated Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 6. No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or Pledgor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Fee Letter, the Pledge and Security Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement and the Pledge and Security Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement and the Pledge and Security Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 7. Waivers. (a) Each of Seller and Guarantor acknowledges and agrees that as of the date hereof it has no defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Buyer arising under or in respect of the Repurchase Agreement, the Guarantee Agreement or any other Repurchase Document and any such defenses, rights of setoff, claims, counterclaims or causes of action which may exist as of the date hereof are hereby irrevocably waived, and (b) in consideration of Buyer entering into this Amendment, Seller and Guarantor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arise out of or from or in any way relating to or in connection with the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents, in each case occurring or existing on or prior to the date hereof, including, but not limited to, any action or failure to act under the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9. Expenses. Seller and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF ,the parties hereto have caused this Amendment to be duly executed delivered as of the day and year first above written.

SELLER:

PARLEX 5 FINCO, LLC, a Delaware liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

[Signature page to Amendment No. 13 A&R MRA]

BUYER:

WELLS FARGO BANK, N.A., a national banking association

By:	/s/ Allen Lewis
Name: Allen Lewis
Title: Managing Director

[Signature page to Amendment No. 13 to A&R MRA]

Acknowledged and Agreed with respect to Section 4 and 7 herein:

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

[Signature page to Amendment No. 13 A&R MRA]

Exhibit A to Amendment No. 13

EXHIBIT B-1

CONFIRMATION STATEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

[Use only for a stand-alone Whole Loan/Senior Interest]

Ladies and Gentlemen:

Seller is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Wells Fargo Bank, National Association shall purchase from us the Purchased Asset(s) identified on the most recent Data Tape delivered to Buyer by Seller in connection with the related Transaction (the “Data Tape”) pursuant to the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of April 4, 2014 (as same may have been and may be modified, amended, or restated from time to time, the “Agreement”), between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Buyer”) and PARLEX 5 FINCO, LLC (“Seller”) on the following terms. All of the information set forth on the Data Tape is hereby incorporated herein by reference. Capitalized terms used herein without definition have the meanings given in the Agreement.

Confirmation Statement Date:	, 20

Purchased Asset:	[ Name], as further identified on the Data Tape

Purchase Date:	, 20

Future Funding Date (if applicable):	, 20

Principal amount of Purchased Asset:	[$ ]

Market Value:	[$ ]

LTV:	xx%

Repurchase Date:	, 20

Purchase Price:	[$ ]

Future Funding Amount (if applicable)	[$ ]

Maximum Purchase Price:	[$ ]

Change in Purchase Price:	[$ ], see Transaction Activity Log on Schedule 1

Pricing Margin:	LIBOR Rate plus %

Purchase Price Percentage:	xx%

Applicable Percentage:	xx%

Maximum Applicable Percentage:	xx%

Floor:	xx%

Type of Funding:	[Table / Non-table]

Wiring Instructions:	See Schedule 2

Seller hereby certifies as follows, on and as of the above Purchase Date with respect to each Purchased Asset described in this Confirmation:

1.	All of the conditions precedent in Article 6 of the Agreement have been satisfied, other than those set forth in Sections 6.01(a)(vii), (d) and (e), and in Sections 6.02(a)(viii), (c), (d) and (k).

2.

Except as specified in on Appendix 3 to the Transaction Request delivered to Buyer by Seller in connection with this Confirmation, Seller hereby makes all of the representations and warranties contained in the Agreement (including Schedule 1 to the Agreement as applicable to the Class of such Asset).

3.

All information contained in the related Underwriting Package (or as otherwise provided to Buyer) in respect of such [Whole Loan/Senior Interest] is accurate and complete in all material respects. Seller has made available to Buyer for inspection, with respect to such [Whole Loan/Senior Interest], true, correct and complete Mortgage Loan Documents.

Name and address for communications:	Buyer:	Wells Fargo Bank, N.A. One Wells Fargo Center 301 South College Street MAC D1053-125, 12th Floor Charlotte, North Carolina 28202 Attention: Karen Whittlesey

	Seller:	Parlex 5 Finco, LLC c/o Blackstone Mortgage Trust, Inc. 345 Park Avenue New York, New York 10154 Attention: Douglas Armer Telephone: [redacted] Email: [redacted]

With copies to: Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036 Attention: Daniel L. Stanco Telephone: [redacted] Telecopy: [redacted] Email: [redacted]

PARLEX 5 FINCO, LLC,
a Delaware limited liability company

By:
Name:
Title:

[By:
Name:
Title:]

AGREED AND ACKNOWLEDGED:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Schedule 1 to Confirmation Statement

Transaction Activity Log

Parlex 5 Finco, LLC: Wells Fargo Bank, N.A.

Purchased Loan:	xxxxxxx
Purchase Date:	xx-xx-xxxx

	Date	Principal amount of Purchased Asset	Applicable Percentage	LTV	Purchase Price	Maximum Applicable Percentage	Maximum Funding Transaction Purchase Price	Pricing Margin	Market Value	Annual Funding Fee Paid
Status		—	0.00%	0.00%	—	0.00%	—	0.00%	—	—
	xx-xx-xxxx	$100,000,000.00	80.00%	55.56%	$80,000,000.00	80.00%	$80,000,000.00	1.750%	$100,000,000.00	$50,000.00
Status	xx-xx-xxxx	100,000,000.00	80.00%	55.56%	80,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00
	xx-xx-xxxx	—	-40.00%	0.00%	($40,000,000.00)	0.00%	—	0.000%	—	—
Status	xx-xx-xxxx	100,000,000.00	40.00%	55.56%	40,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00
	xx-xx-xxxx	—	30.00%	0.00%	$30,000,000.00	0.00%	$0.00	0.000%	—	—
Status	xx-xx-xxxx	100,000,000.00	70.00%	55.56%	70,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00

Schedule 2 to Confirmation Statement

Wiring Instructions:

Bank:	Bank of America

ABA#:	[redacted]

Account Number:	[redacted]

Account Name:	[redacted]

Ref:	xxx Table Funding Proceeds

Contact:	xxxxxxx

EXHIBIT B-2

CONFIRMATION STATEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

[Use only for a Whole Loan with a related Mezzanine Loan]

Ladies and Gentlemen:

Seller is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Wells Fargo Bank, National Association shall purchase from us the Purchased Asset(s) identified on the most recent Data Tape delivered to Buyer by Seller in connection with the related Transaction (the “Data Tape”) pursuant to the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of April 4, 2014 (as same may have been and may be modified, amended, or restated from time to time, the “Agreement”), between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Buyer”) and PARLEX 5 FINCO, LLC (“Seller”) on the following terms. All of the information set forth on the Data Tape is hereby incorporated herein by reference. Capitalized terms used herein without definition have the meanings given in the Agreement.

Confirmation Statement Date:	, 20

Purchased Asset:	[ Name], as further identified on the Data Tape

Additional Collateral:

A mezzanine loan made as of [            , 20        ] in the maximum principal amount of [$            ] (the “Mezzanine Loan”), made by [            ] to [            ] under and pursuant to that certain Mezzanine Loan Agreement dated as of [            , 20    ], which is subject to a separate Transaction documented pursuant to a separate Confirmation between Buyer and Seller, dated as of [            , 20    ].

Purchase Date:	, 20

Future Funding Date (if applicable):	, 20

Principal amount of Purchased Asset:	[$ ]

Market Value:	[$ ]

LTV:	xx%

Repurchase Date:	, 20

Purchase Price:	[$ ]

Future Funding Amount (if applicable)	[$ ]

Maximum Purchase Price:	[$ ]

Change in Purchase Price:	[$ ], see Transaction Activity Log on Schedule 1

Pricing Margin:	LIBOR Rate plus %

Purchase Price Percentage:	xx%

Applicable Percentage:	xx%

Maximum Applicable Percentage:	xx%

Floor:	xx%

Type of Funding:	[Table / Non-table]

Wiring Instructions:	See Schedule 2

Seller hereby certifies as follows, on and as of the above Purchase Date with respect to each Purchased Asset described in this Confirmation:

1.	All of the conditions precedent in Article 6 of the Agreement have been satisfied, other than those set forth in Sections 6.01(a)(vii), (d) and (e), and in Sections 6.02(a)(viii), (c), (d) and (k).

2.

Except as specified in on Appendix 3 to the Transaction Request delivered to Buyer by Seller in connection with this Confirmation, Seller hereby makes all of the representations and warranties contained in the Agreement (including Schedule 1 to the Agreement as applicable to the Class of such Asset).

3.

All information contained in the related Underwriting Package (or as otherwise provided to Buyer) in respect of such Whole Loan is accurate and complete in all material respects. Seller has made available to Buyer for inspection, with respect to such Whole Loan, true, correct and complete Mortgage Loan Documents.

Additional Terms and Conditions:

1.	The Purchased Asset.

a.

Buyer and Seller acknowledge that the Purchased Asset is comprised of a mortgage loan made as of [            , 20    ] in the maximum principal amount of [$        ] (the “Mortgage Loan”), made by [            ] to [            ] under and pursuant to that certain Loan Agreement dated as of [            , 20    ]. Buyer and Seller acknowledge that a mezzanine loan made as of [            , 20    ] in the maximum principal amount of [$        ] (the “Mezzanine Loan”), made by [            ] to [            ] under and pursuant to that certain Mezzanine Loan Agreement dated as of [            , 20    ] is, simultaneously herewith, being transferred and pledged to Buyer pursuant to a separate Confirmation and constitutes additional collateral for the Mortgage Loan subject to this Confirmation.

b.

Notwithstanding anything to the contrary contained elsewhere in this Confirmation or the Agreement, Seller and Buyer agree that the Mortgage Loan and the Mezzanine Loan shall be treated as separate Transactions for a single Purchased Asset.

c.

No repurchase of the Mezzanine Loan is permitted unless and until Seller has effected a repurchase in full of the Mortgage Loan, and no repurchase of the Mortgage Loan is permitted unless and until Seller has effected a repurchase in full of the Mezzanine Loan. In addition, Seller shall not be permitted to either transfer part or all of its remaining interests in either the Mortgage Loan or the Mezzanine Loan to any other Person, in each case without Buyer’s prior written consent.

2.

Additional Collateral: Buyer and Seller agree that, so long as the conditions set forth in Section 1.c of the Additional Terms and Conditions of this Confirmation are complied with, the Purchase Price, Market Value, Applicable Percentage and Maximum Applicable Percentage of the Mortgage Loan under this Confirmation shall include the principal amount of the Mezzanine Loan and the Market Value of the Mezzanine Loan. If at any time, any of the terms and conditions set forth in such Section 1.c are not complied with, the Repurchase Date for the Mortgage Loan shall, upon written notice from Buyer to Seller, be immediately deemed to occur and the Purchase Price, Market Value, Applicable Percentage and Maximum Applicable Percentage of the Mortgage Loan shall be recalculated without giving effect to the principal amount of the Mezzanine Loan or the Market Value of the Mezzanine Loan.

Name and address for communications:	Buyer:	Wells Fargo Bank, N.A. One Wells Fargo Center 301 South College Street MAC D1053-125, 12th Floor Charlotte, North Carolina 28202 Attention: Karen Whittlesey

	Seller:	Parlex 5 Finco, LLC c/o Blackstone Mortgage Trust, Inc. 345 Park Avenue New York, New York 10154 Attention: Douglas Armer Telephone: [redacted] Email: [redacted]

With copies to: Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036 Attention: Daniel L. Stanco Telephone: [redacted] Telecopy: [redacted] Email: [redacted]

PARLEX 5 FINCO, LLC,
a Delaware limited liability company

By:
Name:
Title:

[By:
Name:
Title:]

AGREED AND ACKNOWLEDGED:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Schedule 1 to Confirmation Statement

Transaction Activity Log
Parlex 5 Finco, LLC: Wells Fargo Bank, N.A.

Purchased Loan:	xxxxxxx
Purchase Date:	xx-xx-xxxx

	Date	Principal amount of Purchased Asset	Applicable Percentage	LTV	Purchase Price	Maximum Applicable Percentage	Maximum Funding Transaction Purchase Price	Pricing Margin	Market Value	Annual Funding Fee Paid
Status		—	0.00%	0.00%	—	0.00%	—	0.00%	—	—
	xx-xx-xxxx	$100,000,000.00	80.00%	55.56%	$80,000,000.00	80.00%	$80,000,000.00	1.750%	$100,000,000.00	$50,000.00
Status	xx-xx-xxxx	100,000,000.00	80.00%	55.56%	80,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00
	xx-xx-xxxx	—	-40.00%	0.00%	($40,000,000.00)	0.00%	—	0.000%	—	—
Status	xx-xx-xxxx	100,000,000.00	40.00%	55.56%	40,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00
	xx-xx-xxxx	—	30.00%	0.00%	$30,000,000.00	0.00%	$0.00	0.000%	—	—
Status	xx-xx-xxxx	100,000,000.00	70.00%	55.56%	70,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00

Schedule 2 to Confirmation Statement

Wiring Instructions:

Bank:	Bank of America

ABA#:	[redacted]

Account Number:	[redacted]

Account Name:	[redacted]

Ref:	xxx Table Funding Proceeds

Contact:	xxxxxxx

EXHIBIT B-3

CONFIRMATION STATEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

[Use only for a stand-alone Mezzanine Loan]

Ladies and Gentlemen:

Seller is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Wells Fargo Bank, National Association shall purchase from us the Purchased Asset(s) identified on the most recent Data Tape delivered to Buyer by Seller in connection with the related Transaction (the “Data Tape”) pursuant to the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of April 4, 2014 (as same may have been and may be modified, amended, or restated from time to time, the “Agreement”), between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Buyer”) and PARLEX 5 FINCO, LLC (“Seller”) on the following terms. All of the information set forth on the Data Tape is hereby incorporated herein by reference. Capitalized terms used herein without definition have the meanings given in the Agreement.

Confirmation Statement Date:	, 20

Purchased Asset:	[ Name], as further identified on the Data Tape

Purchase Date:	, 20

Future Funding Date (if applicable):	, 20

Principal amount of Purchased Asset:	[$ ]

Market Value:	[$ ]

LTV:	xx%

Repurchase Date:	, 20

Purchase Price:	[$ ]

Future Funding Amount (if applicable)	[$ ]

Maximum Purchase Price:	[$ ]

Change in Purchase Price:	[$ ], see Transaction Activity Log on Schedule 1

Pricing Margin:	LIBOR Rate plus %

Purchase Price Percentage:	xx%

Applicable Percentage:	xx%

Maximum Applicable Percentage:	xx%

Floor:	xx%

Type of Funding:	[Table / Non-table]

Wiring Instructions:	See Schedule 2

Seller hereby certifies as follows, on and as of the above Purchase Date with respect to each Purchased Asset described in this Confirmation:

1.	All of the conditions precedent in Article 6 of the Agreement have been satisfied, other than those set forth in Sections 6.01(a)(vii), (d) and (e), and in Sections 6.02(a)(viii), (c), (d) and (k).

2.

Except as specified in on Appendix 3 to the Transaction Request delivered to Buyer by Seller in connection with this Confirmation, Seller hereby makes all of the representations and warranties contained in the Agreement (including Schedule 1 to the Agreement as applicable to the Class of such Asset).

3.

All information contained in the related Underwriting Package (or as otherwise provided to Buyer) in respect of such Mezzanine Loan is accurate and complete in all material respects. Seller has made available to Buyer for inspection, with respect to such Mezzanine Loan, true, correct and complete Mortgage Loan Documents.

Name and address for communications:	Buyer:	Wells Fargo Bank, N.A. One Wells Fargo Center 301 South College Street MAC D1053-125, 12th Floor Charlotte, North Carolina 28202 Attention: Karen Whittlesey

	Seller:	Parlex 5 Finco, LLC c/o Blackstone Mortgage Trust, Inc. 345 Park Avenue New York, New York 10154 Attention: Douglas Armer Telephone: [redacted] Email: [redacted]

With copies to: Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036 Attention: Daniel L. Stanco Telephone: [redacted] Telecopy: [redacted] Email: [redacted]

PARLEX 5 FINCO, LLC,
a Delaware limited liability company

By:
Name:
Title:

[By:
Name:
Title:]

AGREED AND ACKNOWLEDGED:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Schedule 1 to Confirmation Statement

Transaction Activity Log
Parlex 5 Finco, LLC: Wells Fargo Bank, N.A.

Purchased Loan:	xxxxxxx
Purchase Date:	xx-xx-xxxx

	Date	Principal amount of Purchased Asset	Applicable Percentage	LTV	Purchase Price	Maximum Applicable Percentage	Maximum Funding Transaction Purchase Price	Pricing Margin	Market Value	Annual Funding Fee Paid
Status		—	0.00%	0.00%	—	0.00%	—	0.00%	—	—
	xx-xx-xxxx	$100,000,000.00	80.00%	55.56%	$80,000,000.00	80.00%	$80,000,000.00	1.750%	$100,000,000.00	$50,000.00
Status	xx-xx-xxxx	100,000,000.00	80.00%	55.56%	80,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00
	xx-xx-xxxx	—	-40.00%	0.00%	($40,000,000.00)	0.00%	—	0.000%	—	—
Status	xx-xx-xxxx	100,000,000.00	40.00%	55.56%	40,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00
	xx-xx-xxxx	—	30.00%	0.00%	$30,000,000.00	0.00%	$0.00	0.000%	—	—
Status	xx-xx-xxxx	100,000,000.00	70.00%	55.56%	70,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00

Schedule 2 to Confirmation Statement

Wiring Instructions:

Bank:	Bank of America

ABA#:	[redacted]

Account Number:	[redacted]

Account Name:	[redacted]

Ref:	xxx Table Funding Proceeds

Contact:	xxxxxxx

EXHIBIT B-4

CONFIRMATION STATEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

[Use only for a Mezzanine Loan with a related Whole Loan]

Ladies and Gentlemen:

Seller is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Wells Fargo Bank, National Association shall purchase from us the Purchased Asset(s) identified on the most recent Data Tape delivered to Buyer by Seller in connection with the related Transaction (the “Data Tape”) pursuant to the Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of April 4, 2014 (as same may have been and may be modified, amended, or restated from time to time, the “Agreement”), between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Buyer”) and PARLEX 5 FINCO, LLC (“Seller”) on the following terms. All of the information set forth on the Data Tape is hereby incorporated herein by reference. Capitalized terms used herein without definition have the meanings given in the Agreement.

Confirmation Statement Date:	, 20

Purchased Asset:	[ Name], as further identified on the Data Tape

Additional Collateral:

This mezzanine loan made as of [            , 20    ] in the maximum principal amount of [$            ] (the “Mezzanine Loan”), made by [            ] to [            ] under and pursuant to that certain Mezzanine Loan Agreement dated as of [            , 20    ], is being pledged and transferred as additional collateral to the Mortgage Loan which is subject to a separate Transaction documented pursuant to a separate Confirmation between Buyer and Seller, dated as of [            , 20    ] (“Mortgage Loan Confirmation”).

Purchase Date:	, 20

Future Funding Date (if applicable):	, 20

Principal amount of Purchased Asset:	[$ ]

Market Value:	[$ ]

LTV:	xx%

Repurchase Date:	, 20

Purchase Price:	[$ ]

Future Funding Amount (if applicable)	[$ ]

Maximum Purchase Price:	[$ ]

Change in Purchase Price:	[$ ], see Transaction Activity Log on Schedule 1

Pricing Margin:	LIBOR Rate plus %

Purchase Price Percentage:	xx%

Applicable Percentage:	xx%

Maximum Applicable Percentage:	xx%

Floor:	xx%

Type of Funding:	[Table / Non-table]

Wiring Instructions:	See Schedule 2

Seller hereby certifies as follows, on and as of the above Purchase Date with respect to each Purchased Asset described in this Confirmation:

1.	All of the conditions precedent in Article 6 of the Agreement have been satisfied, other than those set forth in Sections 6.01(a)(vii), (d) and (e), and in Sections 6.02(a)(viii), (c), (d) and (k).

2.

Except as specified in on Appendix 3 to the Transaction Request delivered to Buyer by Seller in connection with this Confirmation, Seller hereby makes all of the representations and warranties contained in the Agreement (including Schedule 1 to the Agreement as applicable to the Class of such Asset).

3.

All information contained in the related Underwriting Package (or as otherwise provided to Buyer) in respect of such Mezzanine Loan is accurate and complete in all material respects. Seller has made available to Buyer for inspection, with respect to such Mezzanine Loan, true, correct and complete Mortgage Loan Documents.

Additional Terms and Conditions:

1.	The Purchased Asset.

a.

Buyer and Seller acknowledge that the Purchased Asset is comprised of a mortgage loan made as of [            , 20    ] in the maximum principal amount of [$        ] (the “Mortgage Loan”), made by [            ] to [            ] under and pursuant to that certain Loan Agreement dated as of [            , 20    ]. Buyer and Seller acknowledge that the Mezzanine Loan described in this Confirmation is being transferred and pledged to Buyer as additional collateral for the Mortgage Loan, which is the subject of the Mortgage Loan Confirmation.

b.

Notwithstanding anything to the contrary contained elsewhere in this Confirmation or the Agreement, Seller and Buyer agree that the Mortgage Loan and the Mezzanine Loan shall be treated as separate Transactions for a single Purchased Asset.

c.

No repurchase of the Mezzanine Loan is permitted unless and until Seller has effected a repurchase in full of the Mortgage Loan, and no repurchase of the Mortgage Loan is permitted unless and until Seller has effected a repurchase in full of the Mezzanine Loan. In addition, Seller shall not be permitted to either transfer part or all of its remaining interests in either the Mortgage Loan or the Mezzanine Loan to any other Person, in each case without Buyer’s prior written consent.

2.

Additional Collateral: Buyer and Seller agree that, so long as the conditions set forth in Section 1.c of the Additional Terms and Conditions of this Confirmation are complied with, the Purchase Price, Market Value, Applicable Percentage and Maximum Applicable Percentage of the Mortgage Loan under this Confirmation shall include the principal amount of the Mezzanine Loan and the Market Value of the Mezzanine Loan. If at any time, any of the terms and conditions set forth in such Section 1.c are not complied with, the Repurchase Date for the Mortgage Loan shall, upon written notice from Buyer to Seller, be immediately deemed to occur and the Purchase Price, Market Value, Applicable Percentage and Maximum Applicable Percentage of the Mortgage Loan shall be recalculated without giving effect to the principal amount of the Mezzanine Loan or the Market Value of the Mezzanine Loan.

Name and address for communications:	Buyer:	Wells Fargo Bank, N.A. One Wells Fargo Center 301 South College Street MAC D1053-125, 12th Floor Charlotte, North Carolina 28202 Attention: Karen Whittlesey

	Seller:	Parlex 5 Finco, LLC c/o Blackstone Mortgage Trust, Inc. 345 Park Avenue New York, New York 10154 Attention: Douglas Armer Telephone: [redacted] Email: [redacted]

With copies to: Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036 Attention: Daniel L. Stanco Telephone: [redacted] Telecopy: [redacted] Email: [redacted]

PARLEX 5 FINCO, LLC,
a Delaware limited liability company

By:
Name:
Title:

[By:
Name:
Title:]

AGREED AND ACKNOWLEDGED:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Schedule 1 to Confirmation Statement

Transaction Activity Log

Parlex 5 Finco, LLC: Wells Fargo Bank, N.A.

Purchased Loan:	xxxxxxx
Purchase Date:	xx-xx-xxxx

	Date	Principal amount of Purchased Asset	Applicable Percentage	LTV	Purchase Price	Maximum Applicable Percentage	Maximum Funding Transaction Purchase Price	Pricing Margin	Market Value	Annual Funding Fee Paid
Status		—	0.00%	0.00%	—	0.00%	—	0.00%	—	—
	xx-xx-xxxx	$100,000,000.00	80.00%	55.56%	$80,000,000.00	80.00%	$80,000,000.00	1.750%	$100,000,000.00	$50,000.00
Status	xx-xx-xxxx	100,000,000.00	80.00%	55.56%	80,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00
	xx-xx-xxxx	—	-40.00%	0.00%	($40,000,000.00)	0.00%	—	0.000%	—	—
Status	xx-xx-xxxx	100,000,000.00	40.00%	55.56%	40,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00
	xx-xx-xxxx	—	30.00%	0.00%	$30,000,000.00	0.00%	$0.00	0.000%	—	—
Status	xx-xx-xxxx	100,000,000.00	70.00%	55.56%	70,000,000.00	80.00%	80,000,000.00	1.750%	100,000,000.00	50,000.00

Schedule 2 to Confirmation Statement

Wiring Instructions:

Bank:	Bank of America

ABA#:	[redacted]

Account Number:	[redacted]

Account Name:	[redacted]

Ref:	xxx Table Funding Proceeds

Contact:	xxxxxxx